UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2014
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APT MOTOVOX GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-165406	27-1668227
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8844 Hillcrest Road, Kansas City, MO 64138
816-767-8783

With Copies to:
Gary L. Blum
Law Offices of Gary L. Blum
3278 Wilshire Boulevard, Suite 603
Los Angeles, CA 90010
(213) 381-7450
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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The Company Corporation
2711 Centerville Road, Suite 400, Wilmington, DE 19808
800-818-6082
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

APT MotoVox Group, Inc. (“APT” or the “Company”) is pleased to announce its name change from Frozen Food Gift Group, Inc. to APT MotoVox Group, Inc. has been processed and approved by the Delaware Secretary of State.

APT has requested that FINRA processes the name change and approves the issuance of a new ticker symbol for the Company.  APT will make a subsequent announcement to its Shareholders as soon as the ticker symbol has been changed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APT MOTOVOX GROUP, INC.

Date: June 20, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey
President, Director, and Principal Executive Officer